SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                      ------------------------------------


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): June 17, 1999


                              Elsinore Corporation
             (Exact name of registrant as specified in its charter)


         Nevada                     001-07831                     88-0117544
(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)




                   202 Fremont Street, Las Vegas, Nevada 89101
               (Address of principal executive offices) (Zip Code)



                                 (702) 385-4011
              (Registrant's telephone number, including area code)

Effective June 17, 1999 Elsinore Corporation (the "Company") dismissed KPMG LLP ("KPMG"). The decision to change accountants was approved by the Audit Committee and the Board of Directors of the Company.

The reports of KPMG on the Company's financial statements as of and for the two years ended December 31, 1998, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years and the interim periods subsequent to December 31, 1998 through June 17, 1999, there were no disputes between the Company and KPMG as to matters of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports on the financial statements for such periods. KPMG has furnished the Company with a letter addressed to the Commission stating that it agrees with the above statements. A copy of this letter is included as an exhibit to this Report on Form 8-K.

The Company selected the firm of Deloitte & Touche LLP as independent accountants for the Company's fiscal year ending December 31, 1999 to replace KPMG. The Company's Board of Directors approved the selection of Deloitte & Touche LLP as independent accountants upon recommendation of the Company's Audit Committee.


Item 7.  Financial Statements and Exhibits

(c)      Exhibits

                  (16) Letter regarding change in certifying accountants.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     ELSINORE CORPORATION


                                                     By: /s/ Jeffrey T. Leeds
                                                     JEFFREY T. LEEDS
                                                     President and
                                                     Chief Executive Officer

                                                     By: /s/ S. Barton Jacka
                                                     S. BARTON JACKA
                                                     Secretary, Treasurer, and
                                                     Principal Financial Officer

Date:  June 25, 1999

Exhibit 16





                                                                   June 22, 1999



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Ladies and Gentlemen:

We were previously principal accountants for Elsinore Corporation and, under the date of February 26, 1999, we reported on the consolidated balance sheets of Elsinore Corporation and subsidiaries (Reorganized Company) as of December 31, 1998 and 1997 and the related consolidated statements of operations, shareholders' equity (deficiency) and cash flows for the year ended December 31, 1998 and the ten month period from March 1, 1997 (effective date) through December 31, 1997 and of Elsinore Corporation and subsidiaries (Predecessor Company) for the period from January 1, 1997 through February 28, 1997. On June 17, 1999, our appointment as principal accountants was terminated. We have read Elsinore Corporation's statements included under Item 4 of its Form 8-K dated June 17, 1999, and we agree with such statements, except that we are not in a position to agree or disagree with Elsinore Corporation's statement that the change was approved by the Audit Committee and the Board of Directors of the Company, nor if the Company is in the process of retaining a public accounting firm to replace KPMG.

                                Very truly yours,


                                KPMG, LLP

Las Vegas, Nevada